UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2023

SUSGLOBAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-56024	38-4039116
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Davenport Road
 Toronto, Ontario, Canada M5R 1J2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (416) 223-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2023, the Board of Directors (the "Board") of SusGlobal Energy Corp. (the "Company") appointed Bruce Rintoul to the Board and to serve on the Corporate Governance and Nominating Committee and the Compensation Committee of the Board, effective immediately.  On February 22, 2023, the Company issued a press release announcing Mr. Rintoul's appointment to the Board.

Mr. Rintoul's compensation for serving as a member of the Board and as a member of the two Board committees will be $25,000 per year in Canadian Dollars (approximately $18,300 USD per year based on the exchange rate as of February 24, 2023). The compensation is payable each December 31st in either, at the Company’s discretion, cash or shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). If paid in shares, the price per share will be based on the average of the closing price of the Common Stock over the ten (10) trading days prior to December 31st. In addition, Mr. Rintoul will be issued one hundred thousand (100,000) shares of Common Stock prior to March 15, 2022.

There is no arrangement or understanding between Mr. Rintoul and any other person pursuant to which Mr. Rintoul was elected as a director. There are no family relationships between Mr. Rintoul and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933, as amended ("Regulation S-K").  Since the beginning of the Company's last fiscal year, the Company has not engaged in any transaction in which Mr. Rintoul had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued February 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SusGlobal Energy Corp.

Dated: February 24, 2023	By:	/s/ Marc Hazout
Marc Hazout Executive Chairman, President and Chief Executive Officer